Scudder
Pennsylvania
Tax Free Fund

Semiannual Report
September 30, 1998

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For investors seeking double-tax-free income exempt from both Pennsylvania and regular federal income taxes.

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


                       Scudder Pennsylvania Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception: 5/28/87   Total Net Assets as of      Ticker Symbol:  SCPAX
                             9/30/98: $84.9 million
--------------------------------------------------------------------------------


o For its most recent semiannual period ended September 30, 1998, Scudder Pennsylvania Tax Free Fund posted a total return of 4.14%, compared with the 3.91% average return of 62 similar funds tracked by Lipper Analytical Services.


o As of September 30, 1998, Scudder Pennsylvania Tax Free Fund's 30-day net annualized SEC yield was 3.99%, equivalent to a 6.80% taxable yield for Pennsylvania investors subject to the 41.29% combined federal and state income tax rate.


o Scudder Pennsylvania Tax Free Fund received a four-star overall rating from Morningstar, reflecting "above average" risk-adjusted performance for the Fund through September 30, 1998.^1

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

30-Day Yield on September 30, 1998

BAR CHART DATA:

                          Scudder              Taxable Yield
                       Pennsylvania           Needed to Equal
                       Tax Free Fund         the Fund's Yield
                       -------------         ----------------

                           3.99%                   6.80%


                                Table of Contents

   3  Letter from the Fund's President    14  Financial Statements
   4  Performance Update                  17  Financial Highlights
   5  Portfolio Summary                   18  Notes to Financial Statements
   6  Portfolio Management Discussion     20  Officers and Trustees
   9  Glossary of Investment Terms        21  Investment Products and Services
  10  Investment Portfolio                22  Scudder Solutions



^1 For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three- and five-year performance, and three stars for ten-year performance, and was rated among 1581, 943, and 359 municipal funds for the respective periods. Of the funds rated, the top 10% received five stars, and the next 22.5% received four stars. Past performance is no guarantee of future returns.


                     2 - Scudder Pennsylvania Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     The municipal bond market has made a strong case for portfolio diversification over the past several months. While volatility swept through most global markets, including the U.S. stock market, municipal bonds posted steady gains. We continue to see signs that investors, especially those in higher tax brackets, are choosing to rebalance their portfolios with municipal bond investments. Another positive sign for municipal bond investors: As shown by the graph on page 8 of the Portfolio Management Discussion, intermediate-term municipals (which make up most of Scudder Pennsylvania Tax Free Fund's portfolio) represent their most attractive value versus Treasury bonds in ten years. Moreover, as outlined in the Portfolio Management Discussion that begins on page 6, Pennsylvania municipal bonds are benefiting from the state's growing economy, which continues to improve following a brief slowdown in 1996.

     Scudder Pennsylvania Tax Free Fund's total return over its most recent semiannual period was 4.14%, outpacing the average performance of its peers as tracked by Lipper. The Fund's 30-day net annualized SEC yield was 3.99% as of September 30, 1998, equivalent to a 6.80% taxable yield for Pennsylvania investors subject to the top combined federal and state income tax rate.

     For those of you interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund -- which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund -- which seeks to invest in undervalued foreign securities.

     Please call a Scudder Investor Information representative at 1-800-225-2470 or visit our Web site at www.scudder.com if you have questions about your Fund. Thank you for choosing Scudder Pennsylvania Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Pennsylvania Tax Free Fund


                     3 - Scudder Pennsylvania Tax Free Fund

Performance Update as of September 30, 1998
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------
                            Total Return
---------------------------------------------
Period Ended Growth of             Average
9/30/98       $10,000 Cumulative   Annual
---------------------------------------------
Scudder Pennsylvania Tax Free Fund
---------------------------------------------
1 Year        $10,793    7.93%     7.93%
5 Year        $13,257   32.57%     5.80%
10 Year       $21,818  118.18%     8.11%
---------------------------------------------
Lehman Brothers Municipal Bond Index
---------------------------------------------
1 Year        $10,872    8.72%     8.72%
5 Year        $13,635   36.35%     6.39%
10 Year       $22,311  123.11%     8.35%
---------------------------------------------

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

Yearly periods ended September 30

SCUDDER PENNSYLVANIA TAX FREE FUND
Year            Amount
----------------------
88             $10,000
89             $10,954
90             $11,451
91             $13,047
92             $14,411
93             $16,457
94             $15,887
95             $17,557
96             $18,574
97             $20,215
98             $21,818

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
88             $10,000
89             $10,868
90             $11,608
91             $13,138
92             $14,514
93             $16,363
94             $15,964
95             $17,750
96             $18,821
97             $20,522
98             $22,311

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total Return (%) with the exact data points listed in the table below.

Yearly Periods Ended September 30

                       1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
                     ------------------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 12.26  $ 11.98  $ 12.78  $ 13.20  $ 14.06  $ 12.76  $ 13.31  $ 13.32  $ 13.73  $ 14.08
INCOME DIVIDENDS..   $   .84  $   .82  $   .80  $   .75  $   .76  $   .74  $   .72  $   .71  $   .71  $   .68
CAPITAL GAINS
DISTRIBUTIONS.....   $   .02  $   .01  $   .02  $   .12  $   .18  $   .08  $   .03  $   .04  $   .02  $   .03
FUND TOTAL
RETURN (%)........      9.54     4.54    13.94    10.45    14.20    -3.47    10.51     5.79     8.83     7.93
INDEX TOTAL
RETURN (%)........      8.68     6.80    13.19    10.45    12.74    -2.44    11.18     6.04     9.04     8.72

All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and ten year periods would have been lower.


                     4 - Scudder Pennsylvania Tax Free Fund

                   Portfolio Summary as of September 30, 1998

Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Hospital/Health                24%
      Water/Sewer Revenue            17%
      General Obligation              9%
      Pollution Control/Industrial
      Development                     9%
      Higher Education                8%
      County General Obligation/Lease 6%
      Sales & Specialty Tax           6%
      Port/Airport Revenue            5%
      Housing Finance Authority       4%
      Miscellaneous Municipals       12%
   --------------------------------------
                                    100%
   --------------------------------------

   The Fund invests in a broad selection of Pennsylvania tax-free bonds.


Quality
-------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      AAA*                           75%
      AA                              4%
      A                               7%
      BBB                             5%
      SKI                             9%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average quality: AA
   *Includes cash equivalents

   Overall portfolio quality remains high, with over 85% of portfolio securities rated A or better as of September 30.


Effective Maturity
------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Less than 1 year                5%
      1-5 years                      30%
      5-8 years                       7%
      8-15 years                     40%
      Greater than 15 years          18%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average effective maturity:
   9.16 years

   We have been focusing on bonds in the 15- to 20-year maturity range, which is slightly longer than the duration we had been emphasizing previously.


For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                     5 - Scudder Pennsylvania Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

Municipal bonds registered gains in the wake of a strong U.S. Treasury bond rally during Scudder Pennsylvania Tax Free Fund's most recent semiannual period ended September 30, 1998. During the six-month period, the Fund posted a total return of 4.14%, outpacing the 3.91% average return of 62 Pennsylvania tax-exempt funds as tracked by Lipper Analytical Services, Inc. As of September 30, 1998, Scudder Pennsylvania Tax Free Fund's 30-day net annualized SEC yield was 3.99%, equivalent to a 6.80% taxable yield for Pennsylvania investors subject to the 41.29% combined federal and state income tax rate.

                               Pennsylvania Update

The Commonwealth of Pennsylvania has experienced stronger economic growth in 1997 and so far in 1998, after a slowdown in 1996. After finishing its 1998 fiscal year with a sixth consecutive budget surplus, Pennsylvania is on track to finish its 1999 fiscal year with yet another surplus. The Commonwealth's economy is still creating jobs, although growth is slowing. During the 12-month period ended July 1998, Pennsylvania added 55,400 new jobs, with the service/finance, insurance, and real estate sectors accounting for three-fourths of them. Pennsylvania's unemployment rate for August 1998 was 4.5%, equal to the national average. Growth in per capita income in the Commonwealth mirrored the growth in the national average; both figures increased 5.6%.

The Commonwealth has a low debt burden. Per capita debt is $420, or 63% of the national average. Pennsylvania's future capital plans call for steady debt issuance through 2001 of approximately $600 million per year. Retirement of outstanding debt is expected to offset any future issuance, however. Overall, the Commonwealth is benefiting from a favorable economy, which has led to improved finances.

                           Bonds Provided a Safe Haven

Investors worldwide went in search of a relative "safe haven" in the form of U.S. Treasury bonds during the period, as a series of dramatic financial crises rocked the global markets. In the international capital markets, the most damaging developments were Russia's economic collapse -- including its short-term debt default and ruble devaluation, Japan's failure to initiate needed banking reform and climb out of recession, and Brazil's continuing currency crisis. The Federal Reserve lowered interest rates by one quarter of a percentage point on September 29 in an attempt to restore order to worldwide financial markets. Initial reaction from market participants was that the Fed's action was insufficient, driving even more investors to Treasury bonds. On the domestic front, the U.S. stock market continually advanced to new highs until late July, when it succumbed to pressure from overseas, as well as a series of domestic earnings disappointments. The Dow Jones average declined 16% from its July 17 all-time high to 7,842 as of September 30. The near collapse of the Long Term Capital Management hedge fund also contributed to a sharp rise in Treasury bond prices near the close of the period.

                     6 - Scudder Pennsylvania Tax Free Fund

As is typically true during a strong Treasury bond rally, prices of municipal bonds did not keep up. During the six-month period, 10-year Treasury bond yields declined one percentage point and their prices rose 9%. Over the same time frame, 10-year AAA-rated municipal bond yields declined less than one half of a percentage point, and their prices rose 3.3%. Two factors were most responsible for the disparity in performance between the Treasury and municipal markets: first, the "flight to quality" from stocks, emerging market bonds, and corporate bonds into Treasuries; second, the heavy supply of new tax-exempt issues from January through September 1998. Municipal supply is expected to reach approximately $285 billion in 1998, which would be second only to 1993's total of $292 billion over the past ten years.

                         A Focus on 10- to 15-Year Bonds

As a means of locking in a substantial income stream for Scudder Pennsylvania Tax Free Fund over time, we have been emphasizing high-quality bonds with maturities of 10 to 15 years over the Fund's most recent semiannual period. As of September 30, 51% of the Fund's portfolio had maturities in this range. Our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, but with a superior, call-protected structure. The Fund's average effective maturity was 9.2 years as of September 30.

Over the past several years, the Fund's primary strategy has been to purchase noncallable bonds to provide a relatively stable income stream along with long-term price appreciation potential. While we plan to retain and take full advantage of the Fund's large existing position in noncallable bonds, we have recently felt that most noncallable bonds available for purchase did not represent attractive value. Therefore, over the course of the most recent semiannual period, the Fund changed its emphasis by purchasing premium bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer before maturity.

Another shift in strategy has been to de-emphasize lower quality bonds, because differences in yield between higher and lower quality municipal bonds have shrunk to the point that investors in lower quality bonds are not rewarded for taking on additional credit risk. Overall portfolio quality remains at a high level, with over 85% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Pennsylvania tax-exempt bonds, including hospital/health, water/sewer revenue, and general obligation bonds.

                                     Outlook

There are several factors that -- taken together or separately -- could boost bond prices over the next several months: First, the Fed may choose to continue its recent series of interest rate reductions, which could cause short-term as well as intermediate-term municipal bond yields to decline further. Second, we view the selling off of leveraged holdings by the large hedge funds that began in late September as a "wild card" that could continue to drive investors to


                     7 - Scudder Pennsylvania Tax Free Fund

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Yields of 10-year AAA-Municipal Bonds Compared With 10-year Treasury Bonds January 1, 1988 - September 30, 1998


                       10-year                   10-year
                  AAA-Municipal Bonds         Treasury Bonds
                  -------------------         --------------

      1/88               6.60%                    8.80%
                         6.70                     8.80
                         6.70                     9.21
                         6.50                     8.12
      1/90               6.40                     7.89
                         6.60                     8.44
                         6.40                     8.09
                         6.30                     8.30
      1/92               5.60                     6.84
                         5.55                     7.13
                         5.30                     6.68
                         4.75                     5.85
      1/94               4.40                     5.78
                         5.50                     7.32
                         5.80                     7.81
                         5.05                     6.26
      1/96               4.65                     5.62
                         5.15                     6.82
                         4.85                     6.34
                         4.80                     6.48
      1/98               4.40                     5.74
                         4.40                     5.46
      9/98               4.00                     4.42

(Chart indicates a 0.42% spread between the 10-year Treasury Bonds at 4.42% (9/98) and the 10-year AAA-Municipal Bonds at 4.00% (9/98).)

CHART CAPTION:

The "spread" between yields of 10-year municipal bonds and 10-year Treasuries is at its narrowest point in 10 years.

Source: Scudder Kemper Investments, Inc.

                                     ------

"safe haven" fixed income securities. Third, we expect inflation -- at 1.8% as of September 30 -- to remain low and U.S. economic growth to slow significantly in 1999.

In addition to these positive signs for bonds overall, municipal bonds are currently attractively valued, as indicated by the fact that the ratio of municipal yields to Treasury yields on bonds of similar maturity is by far the highest it has been in 10 years. If, as we expect, Treasury yields remain low, the tendency would be for municipals yields to decline and prices to rise, restoring a more typical relationship between municipals and Treasuries.

Over the long term, we will seek to boost yield and achieve returns for our investors by concentrating on high-quality, 10- to 15-year municipal bonds. At the same time, we will attempt to limit volatility by maintaining a neutral average maturity and high overall credit quality as we pursue double-tax-free income and competitive total return for Scudder Pennsylvania Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon         /s/Rebecca L. Wilson

Philip G. Condon            Rebecca L. Wilson


                     8 - Scudder Pennsylvania Tax Free Fund

                      Glossary of Investment Terms

BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increase relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a
                           state or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on
                           the sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument
                           would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                     9 - Scudder Pennsylvania Tax Free Fund

            Investment Portfolio as of September 30, 1998 (Unaudited)

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 2.5%
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania
Delaware County, PA, Pollution Control Revenue, British Petroleum Oil Inc.                                         -----------
  Project, Daily Demand Note, 4.2%, 12/1/2009* (Cost $2,100,000) ................ 2,100,000          A1+             2,100,000
                                                                                                                   -----------

Long-Term Municipal Investments 97.5%
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport,
  Series 1997A, 5.75%, 1/1/2013 (c) ............................................. 1,500,000          AAA             1,687,140
Allegheny County, PA, Higher Education Building Authority, Community College,
  Series 1993A, 5.8%, 6/1/2013 (c) .............................................. 2,000,000          AAA             2,174,520
Allegheny County, PA, Sanitary Authority, Sewer Revenues, Series 1986B,
  Prerefunded 6/1/1999, 7.5%, 12/1/2016 (c)*** ..................................   500,000          AAA               513,735
Armstrong County, PA, Hospital Authority, St. Frances Medical Center,
  Series A, 6.25%, 6/1/2013 (c) ................................................. 1,000,000          AAA             1,088,650
Berks County, PA, Municipal Authority Hospital Revenue, Reading Hospital and
  Medical Center Project:
   5.5%,10/1/2008 (c) ........................................................... 1,000,000          AAA             1,106,150
   5.7%, 10/1/2014 (c) .......................................................... 1,000,000          AAA             1,124,850
Bethlehem, PA, Water Revenue, Series 1992, Prerefunded 11/15/2001, 6.25%,
  11/15/2001 (c)*** ............................................................. 1,000,000          AAA             1,076,230
Blair County, PA, Hospital Authority, Altoona Hospital, Series 1998 PJ-A,
  5.5%, 7/1/2011 (c) ............................................................ 1,500,000          AAA             1,629,450
Bucks County, PA, Water and Sewer Authority Revenue, ETM, 6.375%,
  12/1/2008** ...................................................................   425,000          SKI               476,238
Clearfield, PA, Hospital Authority Revenue, Clearfield Hospital, 6.875%,
  6/1/2016 ...................................................................... 1,450,000          BBB             1,590,925
Commonwealth of Philadelphia, PA, Water & Wastewater Refunding Revenue,
  5.625%, 6/15/2009 (c) ......................................................... 2,000,000          AAA             2,223,540
Delaware County, PA, Health Facilities Revenue, Mercy Health Corporation
  of Southeastern Pennsylvania, Series B, 6%, 11/15/2007 ........................ 1,500,000          BBB             1,683,330
Delaware County, PA, Hospital Revenue, Memorial Hospital, 5.5%, 8/15/2013 ....... 1,750,000          AAA             1,885,083
Delaware County, PA, Industrial Development Authority, Resource Recovery
  Facility, Series 1997A, 6.5%, 1/1/2008 ........................................ 1,000,000          A               1,134,520
Delaware County, PA, White Horse Village, NC Series 1996A, 6.6%, 7/1/2006 ....... 1,000,000          SKI             1,059,830
Erie County, PA, Pollution Control, Revenue Industrial Development Authority,
  International Paper, Series 1997, 5.3%, 4/1/2012 .............................. 1,000,000          A               1,056,810
Erie County, PA, Prison Authority, Commonwealth Lease Revenue, Prerefunded
  11/1/2001, 6.25%, 11/1/2011 (c)*** ............................................ 1,000,000          AAA             1,075,410

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Pennsylvania Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Gettysburgh, PA, Gettysburgh College, Revenue Bond, 5.375%, 8/15/2013 (c) ....... 1,020,000          AAA             1,122,265
Harrisburg, PA, Series 1997F, Zero Coupon, 3/15/2012 (c) ........................ 1,770,000          AAA               950,950
Harrisburg, PA, General Obligation, Refunding, Series 1997D, Zero Coupon,
  9/15/2011 (c) ................................................................. 1,000,000          AAA               553,290
Indiana County, PA, Industrial Development Authority, Pennsylvania Electric
  Company, Pollution Control Revenue, 5.35%, 11/1/2010 (c) ...................... 1,000,000          AAA             1,099,120
Latrobe, PA, Industrial Development Authority, St. Vincent College Project,
  5.375%, 5/1/2013 .............................................................. 1,000,000          BBB             1,043,370
Lebanon County, PA, Good Samaritan Hospital Authority Revenue, Series 1989B,
  Prerefunded 11/1/99, 8.25%,11/1/2018*** .......................................   600,000          AAA               642,084
Lehigh County, PA, General Purpose, Hospital Authority Revenue, Lehigh Valley
  Health Network, Series 1998C, 5%, 7/1/2013 (c) ................................ 1,315,000          AAA             1,343,062
Luzerne County, PA, Flood Protection Authority, Series 1998A, 5.25%,
  1/15/2013 (c) ................................................................. 1,400,000          AAA             1,480,038
Montgomery County, PA, Holy Redeemer Hospital, 6.75%, 2/1/2009 (c) ..............   500,000          AAA               505,785
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue
  Refunding, KBF Associates, LP Project 6.375%, 7/1/2012 ........................ 1,500,000          BBB             1,577,355
Pennsylvania Convention Center Authority, Funding Revenue, 6%, 9/1/2019 (c) ..... 2,200,000          AAA             2,545,818
Pennsylvania General Obligation:
  6.25%, 7/1/2010 ............................................................... 1,000,000          AA              1,179,370
  10%, 4/15/2002 (c) ............................................................ 2,500,000          AAA             3,006,275
  Prerefunded 12/15/98, Zero Coupon, 12/15/2002*** .............................. 2,040,000          AAA             1,481,285
Pennsylvania Higher Education Facilities Authority, Health Services,
  Series 1996A, 5.6%, 11/15/2010 (c) ............................................ 2,480,000          AAA             2,520,002
Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue:
  Series 1992-33, 6.85%, 10/1/2009 ..............................................   840,000          AA                903,218
  Series 1991-32, 7.15%, 4/1/2015 ...............................................   865,000          AA                920,940
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue,
  City of Philadelphia, Prerefunded 6/15/2002, 6.8%, 6/15/2012*** ............... 1,000,000          AAA             1,105,330
Pennsylvania State Higher Education Facilities Authority, Temple University,
  Series 1998, 5.25%, 4/1/2013 (c) .............................................. 1,525,000          AAA             1,623,607
Philadelphia, PA, Authority for Industrial Development, Commercial Development
  Revenues, Doubletree, Series 1997A, 6.5%, 10/1/2027 ........................... 1,000,000          SKI             1,091,790
Philadelphia, PA, Authority for Industrial Development Health Care Facilities
  Revenue, Baptist Home of Philadelphia, Series A, 5.5%, 11/15/2018 ............. 1,000,000          SKI               982,860
Philadelphia, PA, Gas Works Revenue, First Series 1998A, 5.375%, 7/1/2012 (c) ... 1,455,000          AAA             1,553,314
Philadelphia, PA, General Obligation:
  Refunding Revenue, Series A, 11.5%, 8/1/1999 (c) ..............................   710,000          AAA               756,391

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Pennsylvania Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  School District, Series A, 6.25%, 9/1/2009 (c) ................................ 1,000,000          AAA             1,167,520
Philadelphia, PA, Hospital and Higher Education Facilities Authority:
  Hospital Revenue:
   Albert Einstein Medical Center, 7.5%, 4/1/1999 ...............................   275,000          AAA               280,726
   Children's Seashore House, Series A, 7%, 8/15/2012 (c) ....................... 1,000,000          A               1,104,000
  Temple University, Series 1997, 5.5%, 11/15/2027 (c) .......................... 1,000,000          A               1,018,590
  Temple University Hospital, Series 1993A, 6.625%, 11/15/2023 .................. 1,100,000          BBB             1,189,661
Philadelphia, PA, Industrial Development Revenue, Airport Series 1998A,
  5.25%, 7/1/2011 (c) ........................................................... 2,000,000          AAA             2,115,540
Philadelphia, PA, Port Authority Lease Revenue, Series 1993, 6.2%,
  9/1/2013 (c) .................................................................. 2,000,000          AAA             2,190,120
Philadelphia, PA, Municipal Authority, Lease Revenue Refunding, Series A,
  5.625%, 11/15/2014 (c) ........................................................ 1,000,000          AAA             1,072,560
Philadelphia, PA, Water and Waste Revenue
  5.625%, 6/15/2008 (c) ......................................................... 2,000,000          AAA             2,215,080
  6.25%, 8/1/2010 (c) ........................................................... 1,000,000          AAA             1,173,240
Pittsburgh, PA, General Obligation, Series 1993A, 5.5%, 9/1/2014 (c) ............ 1,500,000          AAA             1,656,510
Pittsburgh, PA, Water and Sewer System Revenue:
  ETM, 7.25%, 9/1/2014 (c)** ....................................................   150,000          AAA               186,798
  Series A, Prerefunded 9/1/2001, 6.5%, 9/1/2014 (c)*** ......................... 1,250,000          AAA             1,370,738
  Series A, 4.75%, 9/1/2016 (c) ................................................. 2,000,000          AAA             1,988,000
Somerset County, PA, General Authority, Commonwealth Lease Revenue,
  Prerefunded 10/15/2001, 6.25%, 10/15/2011 (c)*** .............................. 1,000,000          AAA             1,074,430
Union County, PA, Higher Education Facilities Authority, University Revenue,
  Bucknell University, 6.2%, 4/1/2007 (c) ....................................... 1,000,000          AAA             1,081,310
University Area, PA, Sewer Revenue, 5.25%, 11/1/2014 (c) ........................ 1,750,000          AAA             1,886,518
Washington County, PA, Lease Revenue, Shadyside Hospital Project, Prerefunded
  6/15/00, 7.375%, 12/15/2009 (c)*** ............................................ 1,000,000          AAA             1,089,960
Wilson, PA, Area School District, Series 1998, Zero Coupon, 5/15/2009 (c) ....... 2,000,000          AAA             1,256,880
Yough, PA, School District, Capital Appreciation, Series 1992, Zero Coupon,
  10/1/2013 (c) ................................................................. 1,145,000          AAA               566,981

Puerto Rico
Puerto Rico Public Building Authority, Government Facilities Revenue, 6.25%,
  7/1/2013 (c) .................................................................. 1,000,000          AAA             1,201,550

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Pennsylvania Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Virgin Islands
Virgin Islands Public Finance Authority, General Obligation, Matching Fund
  Loan Notes, Series A, 7.25%, 10/1/2018 ........................................ 1,500,000          SKI             1,720,215
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $75,164,611)                                                            81,180,857
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $77,264,611) (a)                                                         83,280,857
------------------------------------------------------------------------------------------------------------------------------

      (a) The cost for federal income tax purposes was $77,264,611. At September 30, 1998, net unrealized appreciation for all securities based on tax cost was $6,016,246. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,040,079 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $23,833.

      (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder Kemper Investments (SKI) have been determined to be of comparable quality to rated eligible securities.

      (c)   Bond is insured by one of these companies: AMBAC, FGIC, MBIA or FSA.

      * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

      ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

      *** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest, if any, on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Pennsylvania Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                      as of September 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $77,264,611) ................      $  83,280,857
                 Cash ................................................................            232,809
                 Interest receivable .................................................          1,314,966
                 Receivable for Fund shares sold .....................................            306,857
                 Other assets ........................................................                928
                                                                                            ----------------
                 Total assets ........................................................         85,136,417
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ...................................................            115,863
                 Payable for Fund shares redeemed ....................................             57,854
                 Accrued management fee ..............................................              7,887
                 Other payables and accrued expenses .................................             47,020
                                                                                            ----------------
                 Total liabilities ...................................................            228,624
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  84,907,793
               ---------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation on investments ..........................          6,016,246
                 Accumulated net realized gain .......................................          1,015,306
                 Paid-in capital .....................................................         77,876,241
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  84,907,793
               ---------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($84,907,793/6,028,553 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                     ----------------
                   authorized) .......................................................             $14.08
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Pennsylvania Tax Free Fund

                             Statement of Operations
                 six months ended September 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $   2,171,058
                                                                                            ----------------

                 Expenses:
                 Management fee ......................................................            239,927
                 Services to shareholders ............................................             42,277
                 Custodian and accounting fees .......................................             23,850
                 Trustees' fees and expenses .........................................             21,788
                 Auditing ............................................................             14,014
                 Reports to shareholders .............................................             11,948
                 Registration fees ...................................................              3,069
                 Legal ...............................................................              7,045
                 Other ...............................................................              4,655
                                                                                            ----------------
                 Total expenses before reductions ....................................            368,573
                 Expense reductions ..................................................           (128,646)
                                                                                            ----------------
                 Expenses, net .......................................................            239,927
               ---------------------------------------------------------------------------------------------
                 Net investment income ...............................................          1,931,131
               ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investment transactions ...............            592,532
                 Net unrealized appreciation (depreciation) on investments during
                   the period ........................................................            791,156
               ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     1,383,688
               ---------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   3,314,819
               ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Pennsylvania Tax Free Fund

                       Statements of Changes in Net Assets

                                                                             Six Months
                                                                          Ended September
                                                                              30, 1998        Year Ended
Increase (Decrease) in Net Assets                                           (Unaudited)     March 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income gain (loss) ......................  $ 1,931,131       $ 3,852,004
                 Net realized gain (loss) from investment transactions ..      592,532           588,571
                 Net unrealized appreciation (depreciation) on
                    investments during the period .......................      791,156         2,760,257
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations ..........................................    3,314,819         7,200,832
                                                                          ----------------  ----------------
                 Distributions to shareholders:
                 From net investment income .............................   (1,931,131)       (3,852,004)
                                                                          ----------------  ----------------
                 From net realized gains from investment transactions ...           --          (164,742)
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................   10,058,804        13,083,990
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions .......................    1,212,994         2,523,349
                 Cost of shares redeemed ................................   (6,443,098)      (14,274,017)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ........................................    4,828,700         1,333,322
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets ......................    6,212,388         4,517,408
                 Net assets at beginning of period ......................   78,695,405        74,177,997
                                                                          ----------------  ----------------
                 Net assets at end of period ............................  $84,907,793       $78,695,405
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..............    5,680,795         5,591,548
                                                                          ----------------  ----------------
                 Shares sold ............................................      725,444           956,693
                 Shares issued to shareholders in reinvestment of
                 distributions ..........................................       87,376           184,079
                 Shares redeemed ........................................     (465,062)       (1,051,525)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares .................      347,758            89,247
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ....................    6,028,553         5,680,795
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Pennsylvania Tax Free Fund

                              Financial Highlights

The following table included selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                               Six Months Ended
                                                 September 30,                     Years Ended March 31,
                                               1998 (Unaudited)     1998        1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------
Net asset value, beginning of period ...........     $13.85       $ 13.27     $ 13.31    $ 13.13     $ 13.01     $ 13.46
                                                  --------------------------------------------------------------------------
Income from investment operations:
Net investment income ..........................        .33           .70         .71        .71         .73         .75
Net realized and unrealized gain (loss) on
  investment transactions ......................        .24           .61        (.02)       .25         .15        (.36)
                                                  --------------------------------------------------------------------------
Total from investment operations ...............        .57          1.31         .69        .96         .88         .39
                                                  --------------------------------------------------------------------------
Less distributions:
From net investment income .....................       (.34)         (.70)       (.71)      (.71)       (.73)       (.75)
From net realized gains on investment
  transactions .................................         --          (.03)       (.02)      (.07)       (.03)       (.09)
                                                  --------------------------------------------------------------------------
Total distributions ............................       (.34)         (.73)       (.73)      (.78)       (.76)       (.84)
                                                  --------------------------------------------------------------------------
                                                  --------------------------------------------------------------------------
Net asset value, end of period .................     $14.08       $ 13.85     $ 13.27    $ 13.31     $ 13.13     $ 13.01
                                                  --------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ...........................       4.14**       10.08        5.30       7.45        7.09        2.70
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........         85            79          74         76          72          74
Ratio of operating expenses, net to average
  daily net assets (%) .........................        .60*          .52         .50        .50         .50         .50
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ..        .92*          .91         .92        .91         .94         .95
Ratio of net investment income to average daily
  net assets (%) ...............................       4.83*         5.12        5.32       5.30        5.74        5.42
Portfolio turnover rate (%) ....................       19.5*         20.4        11.6       11.1        26.2        17.4

(a) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                     17 - Scudder Pennsylvania Tax Free Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Pennsylvania Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the six months ended September 30, 1998, purchases and sales of long-term municipal securities aggregated $11,751,634 and $7,613,011, respectively.


                    18 - Scudder Pennsylvania Tax Free Fund

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser had agreed not to impose all or a portion of its management fee and to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets until January 31, 1998 and at not more than 0.60% of average daily net assets for the period from February 1, 1998 to January 31, 1999. For the six months ended September 30, 1998, the Adviser imposed fees amounting to $239,927 of which $7,887 was unpaid at September 30, 1998 and the portion not imposed amounted to $128,646 for the six months ended September 30, 1998.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 1998, the amount charged to the Fund by SSC aggregated $39,850, of which $4,823 was unpaid at September 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1998, the amount charged to the Fund by SFAC aggregated $18,000, of which $3,000 was unpaid at September 30, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1998, Trustees' fees and expenses charged to the Fund aggregated $21,788.


                    19 - Scudder Pennsylvania Tax Free Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                     20 - Scudder Pennsylvania Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     21 - Scudder Pennsylvania Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     22 - Scudder Pennsylvania Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     23 - Scudder Pennsylvania Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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